Exhibit 99.1

EXHIBIT99.1 41st Annual J.P. Morgan Healthcare Conference Michael J. Alkire, President and CEO Craig McKasson, Chief Administrative and Financial Officer January 10, 2023

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements – Statements made in this presentation and the accompanying webcast that are not statements of historical or current facts, such as those related to our ability to advance our long-term strategies, our ability to achieve fiscal 2023 guidance and multi-year compound annual growth targets for total net revenue, adjusted EBITDA and adjusted EPS, our continued ability to address the evolving healthcare trends in supply chain, staffing, technology-enablement and artificial intelligence, the impact of a shift to enterprise-level analytics agreements and our ability to replace converted SaaS-based revenue from existing members, the impact of our investments in adjacent markets businesses, our future organic growth and acquisition strategies, the impact of our subsidiary reorganization on our expected effective income tax rate, the payment of dividends at current levels, or at all, and the timing and number of shares repurchased under our share repurchase program, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “remains committed to,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Premier’s control. More information on potential factors that could affect Premier’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Premier’s periodic and current filings with the SEC, including those discussed under the “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” section of Premier’s Form 10-K for the year ended June 30, 2022, as filed with the SEC and also available on Premier’s website at investors.premierinc.com. Forward-looking statements speak only as of the date they are made, and Premier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events that occur after that date, or otherwise. Non-GAAP financial measures – This presentation and accompanying webcast may include certain “adjusted” or “non-GAAP” financial measures as defined in Regulation G under the Securities Exchange Act of 1934. You should carefully read Premier’s periodic and current filings with the SEC for definitions and further explanation and disclosure regarding our use of non-GAAP financial measures and such filings should be read in conjunction with this presentation. Confidential © 2023. All rights reserved. Premier Inc. 2

Premier, Inc. A Purpose-Driven Healthcare Improvement Company Through collaboration with our member health systems, customers and other stakeholders and leveraging technology-based solutions and supply chain capabilities, we help improve the delivery of healthcare while effectively reducing costs. Confidential © 2023. All rights reserved. Premier Inc. 3

A Highly Differentiated Business Model Strategic and collaborative member relationships built on trust Large member base 4,400+ hospitals and health systems ~250,000 providers and other organizations Capture $82 billion+ in supply chain spend > 90% health systems view Premier as strategic partner Net Promoter Score 70+ Comprehensive and scalable technology and services platform powered by one of broadest and deepest data sets in healthcare industry Access to over 45% of U.S. hospital discharges Data on more than 1 billion individual encounters from more than 1,000 geographically diverse hospitals Delivering meaningful insights and solutions to multiple markets Health systems / hospitals Non-acute providers Physicians Employers Payers Life science companies Suppliers Other non-healthcare customers (e.g., education) Confidential © 2023. All rights reserved. Premier Inc. 4

Delivering Innovative Solutions to Drive Growth Group Purchasing Organization Collective purchasing power designed to lower non-labor costs without sacrificing outcomes across acute, non-acute and non-healthcare segments Direct sourcing business that drives meaningful cost savings in key shortage areas and improves domestic production as well as supply chain efficiencies, resiliency and transparency Supply Chain Services Large-Scale Provider Network Performance Services Proprietary suite of AI-enabled clinical, margin improvement and value-based care technology solutions Direct-to-employer contracting platform connecting self-insured employers and providers Supply chain-focused digital invoicing and payments platform Confidential © 2023. All rights reserved. Premier Inc. 5

Recent Awards and Recognition The CEO Forum’s 2022 “Top 10 CEOs Transforming Healthcare” Modern Healthcare’s Top 100 Most Influential People in Healthcare List – Michael Alkire, CEO Newsweek’s Most Trusted Companies 2022 Healthiest Employers® 2022 Top 100 Healthiest Workplaces in America – Ranked 23rd 2022 Best in KLAS for Value-Based Care Consulting 2022 World’s Most Ethical Companies® Honoree by Ethisphere® Institute – 15th Consecutive Year Top 25 Women Leaders in Biotechnology of 2022 – Denise Juliano, Group Vice President, PINC AI™ Applied Sciences 10 Most Influential D&I Leaders 2022 – Joe Machicote, Chief Diversity and Inclusion Officer 2022 BWB Awards winner for innovative use of technology-enabled healthcare solutions in Digital Medicine category – PINC AI Applied Sciences, AstraZeneca and Clinithink Confidential © 2023. All rights reserved. Premier Inc. 6

Multi-Lever Growth Strategy Supported by Strong Foundation Four-Pillar Growth Strategy Grow and deepen relationships Strengthen and build capabilities Create and deliver innovative solutions Expand into adjacent and non-healthcare markets Strong, stable cash flow supports investments in growth and return of capital to stockholders Innovation driven by strength of member network, diverse capabilities, robust data, acquisitions and talent Comprehensive technology and services platform Highly engaged culture Confidential © 2023. All rights reserved. Premier Inc. 7

Advancing Multi-Year Growth Strategy Grow and deepen relationships • Continue to grow number of members and other customers and expand existing relationships • Collaborating and co-investing with healthcare providers and suppliers to improve domestic manufacturing and supply chain resiliency Strengthen and build capabilities • Acquisition of Invoice Delivery Services, L.P. key assets in March 2021; rebranded as Remitra™ • Contigo Health™ acquisition of TRPN* key assets in October 2022 • Capturing more member spend in non-acute GPO; delivered double-digit revenue growth in FY22 vs. FY21 • Enhanced PINC AI™ Clinical Decision Support prior authorization solutions with utilization management capabilities Create and deliver innovative solutions • Launched analytics to predict supply chain shortages within 30-60 days with 95% accuracy • Launched Remitra™ Cash Flow Optimizer in FY 1Q23 to help health systems unlock working capital • Partnering with Qventus, an AI-powered software company that automates healthcare operations • Launched PINC AI’s HCC-coding** solutions to help ensure providers receive appropriate payment for care provided Expand into adjacent and non-healthcare markets Produced adjacent markets revenue growth of ~30% in FY2022 vs. FY2021 Grew Contigo Health revenue and participants in programs and services by ~30% in FY2022 vs. FY2021 Expect to grow through TRPN and launch Contigo Health ConfigureNet™ in CY2023 Continue to expand PINC AI™ Applied Sciences partnerships with pharmaceutical, medical device and diagnostics customers * On October 13, 2022, Premier, Inc. subsidiary Contigo Health, LLC completed its acquisition of key assets of TRPN Direct Pay, Inc. and Devon Health, Inc. (collectively, “TRPN”) ** HCC = Hierarchal condition category Confidential © 2023. All rights reserved. Premier Inc. 8

Strong Financial Position with Balanced Approach to Capital Deployment Generate significant, stable cash flow Strong and flexible balance sheet Balanced capital deployment approach - Reinvestment in organic growth - Disciplined acquisitions and investments to support strategic goals - Return of capital to stockholders Confidential © 2023. All rights reserved. Premier Inc. 9

Well-Positioned for Sustainable, Multi-Year Growth • Established industry leader operating in critical and growing markets • Long-standing strategic and collaborative member relationships • Leveraging comprehensive and scalable technology and services platform • Providing differentiated healthcare solutions • Executing focused, multi-year growth strategy • Driving innovation and performance through highly engaged culture • Maintaining strong financial position with balanced approach to capital deployment Making a Premier Impact Confidential © 2023. All rights reserved. Premier Inc. 10